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                               PACTIV CORPORATION

                        DEFERRED RETIREMENT SAVINGS PLAN

                          (EFFECTIVE SEPTEMBER 1, 2004)







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                                TABLE OF CONTENTS



1.       ADOPTION AND PURPOSE.................................................1


2.       DEFINITIONS..........................................................1


3.       ELIGIBILITY AND PARTICIPATION........................................3


4.       DEFERRED COMPENSATION ACCOUNT........................................3


5.       EMPLOYER CONTRIBUTIONS...............................................3


6.       DEFERRED AMOUNTS.....................................................4


7.       COMPANY MATCHING CREDITS.............................................4


8.       ADJUSTMENTS TO AMOUNTS...............................................5


9.       PAYMENT OF DEFERRED AMOUNTS..........................................6


10.      PARTICIPANT REPORTS..................................................7


11.      TRANSFERABILITY OF INTERESTS.........................................8


12.      ADMINISTRATION.......................................................8


13.      AMENDMENT, SUSPENSION AND TERMINATION................................8


14.      UNFUNDED OBLIGATION..................................................8


15.      NO RIGHT TO EMPLOYMENT OR OTHER BENEFITS.............................9


16.      DISPUTE RESOLUTION...................................................9



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                               PACTIV CORPORATION
                        DEFERRED RETIREMENT SAVINGS PLAN
                          (EFFECTIVE SEPTEMBER 1, 2004)

1.       ADOPTION AND PURPOSE

Pactiv Corporation (the "Company") hereby adopts the Pactiv Corporation Deferred Retirement Savings Plan ("Plan") to provide eligible members of a select group of management or highly compensated employees with an employer contribution as well as a means to defer receipt of a portion of his or her compensation and to earn matching credits on such deferred amounts. The Plan is effective as of September 1, 2004 (the "Effective Date").

2.       DEFINITIONS

Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

         (a) "401(k) PLAN" means the Pactiv 401(k) Savings and Investment Plan (Restated Effective as of November 4, 1999), as amended from time to time.

         (b) "BENEFICIARY" means the beneficiary that a Participant designates in writing to receive benefits from the Plan in the event of the Participant's death. The Participant shall designate the Beneficiary on a form approved by the Company, and the Participant may change the Beneficiary designation at any time by completing a new form and submitting it to the Plan Administrator.

         (c)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means the Compensation Committee of the Company's Board of Directors.

         (e) "COMPANY MATCHING CREDIT" means the amount of matching credits that a Participant may receive under Section 7.

         (f) "COMPENSATION" means Compensation as defined in Section 1.8 of the 401(k) Plan, excluding short-term disability benefits.

         (g) "DEFERRED AMOUNT" means the Compensation that a Participant elects to defer under Section 6.

         (h) "DEFERRED COMPENSATION ACCOUNT" means the memorandum account the Company establishes on its books to track a Participant's Employer Contributions, Deferred Amounts, Company Matching Credits and income, gains, losses and distributions with respect to such amounts.

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         (i)      "DEFERRAL ELECTION FORM" means the document or documents
                  prescribed by the Plan Administrator pursuant to which a Participant may elect to contribute Deferred Amounts.

         (j) "DISABILITY" means the Participant is entitled to receive a distribution from the 401(k) Plan on account of the Participant's disability in accordance with Section 5.2 of the 401(k) Plan.

         (k) "ELIGIBLE EMPLOYEE" means any employee of the Company who the Committee designates and the Plan Administrator notifies as eligible to participate in the Plan.

         (l)      "EMPLOYER CONTRIBUTION" means the amount determined under
                  Section 5.

         (m) "GRANDFATHERED PARTICIPANT" means a Participant employed by the Company or on an approved leave of absence from the Company on December 31, 2002, and who

                  (1) as of December 31, 2002, authorized salary deferral contributions under the 401(k) Plan; or

                  (2) the Company hired or rehired on or after November 2, 2002, provided such Participant enrolled in the 401(k) Plan in accordance with subsections 2.1(b) and 2.1(c) of the 401(k) Plan during the first calendar month in which the Participant was eligible under subsection 2.1(a) of the 401(k) Plan.

                  "Grandfathered Participant" excludes a Participant who previously met the definition of Grandfathered Participant, terminated employment and was rehired by the Company.

         (n) "PARTICIPANT" means a current or former Eligible Employee who participates in the Plan in accordance with Section 3 and maintains a Deferred Compensation Account hereunder.

         (o)      "PLAN ADMINISTRATOR" means the Committee or its designee.

         (p) "PLAN YEAR" means, initially, the short plan year beginning September 1, 2004, and continuing through December 31, 2004. Effective January 1, 2005, Plan Year means the calendar year.

         (q) "YEAR OF PARTICIPATION" means Year of Participation as defined in Section 1.28 of the 401(k) Plan.

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3.       ELIGIBILITY AND PARTICIPATION

Before each Plan Year, the Committee shall determine, in its discretion, the identity of each Eligible Employee. The Plan Administrator shall notify each Eligible Employee that he or she is eligible to participate in the Plan. The Plan Administrator shall provide each Eligible Employee with a Deferral Election Form before the beginning of each Plan Year, except for the initial Plan Year that begins September 1, 2004. Each Eligible Employee shall be a Participant on the earlier of the date the Company first credits the Eligible Employee's Deferred Compensation Account with an Employer Contribution and the date the Company first credits the Eligible Employee's Deferred Compensation Account with a Deferred Amount. A Participant shall remain a Participant so long as any amount remains credited to his or her Deferred Compensation Account.

4.       DEFERRED COMPENSATION ACCOUNT

The Plan Administrator shall establish a Deferred Compensation Account for each Eligible Employee. The Company shall credit to the Eligible Employee's Deferred Compensation Account the Employer Contributions, Deferred Amounts and Company Matching Credits. The Company shall credit the Employer Contributions as soon as practicable after the close of the payroll period to which the Employer Contributions apply. The Company shall credit the Deferred Amounts and Company Matching Credits as of the day on which the Participant would otherwise have been entitled to receive the Compensation that the Participant elects to defer. Any required withholding for taxes (e.g., Social Security taxes) on the Deferred Amount shall be made from other compensation of the Participant. Adjustments, as provided in Section 8 below, shall be made to the Participant's Deferred Compensation Account.

5.       EMPLOYER CONTRIBUTIONS

For the 2004 Plan Year only, the Company shall provide each Grandfathered Participant with an Employer Contribution equal to the following:

         (a) A Grandfathered Participant with at least 3 but less than 5 Years of Participation shall receive an Employer Contribution equal to 5% of the Grandfathered Participant's Compensation for each payroll period not to exceed a total Employer Contribution for 2004 of 5% of the difference between $205,000 and the Grandfathered Participant's Compensation as of August 31, 2004.

         (b) A Grandfathered Participant with at least 5 but less than 7 Years of Participation shall receive an Employer Contribution equal to 6% of the Grandfathered Participant's Compensation for each payroll period not to exceed a total Employer Contribution for 2004 of 6% of the difference between $205,000 and the Grandfathered Participant's Compensation as of August 31, 2004.

         (c) A Grandfathered Participant with at least 7 Years of Participation shall receive an Employer Contribution equal to 8% of the Grandfathered Participant's


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                  Compensation for each payroll period not to exceed a total
                  Employer Contribution for 2004 of 8% of the difference between $162,500 and the Grandfathered Participant's Compensation as of August 31, 2004.

6.       DEFERRED AMOUNTS

For Plan Years beginning on or after January 1, 2005, each Eligible Employee may elect to contribute Deferred Amounts in accordance with this Section 6.

         (a) Before each Plan Year that begins on or after January 1, 2005, an Eligible Employee may irrevocably elect in writing to defer receipt of up to 25% of his or her Compensation that he or she earns during the following Plan Year; provided, however, that any election by a Participant to contribute such Deferred Amounts who is subject to the reporting and short swing profits liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended, including an election relating to the form of distribution, shall not be effective until such election and the transactions contemplated thereby shall have been specifically approved by the Committee to the extent such approval is required to avoid liability under
                  Section 16 of the Securities Exchange Act of 1934 and the regulations thereunder. A Participant may not revoke a Deferral Election Form once the Plan Administrator receives it.

         (b) An Eligible Employee shall complete each Deferral Election Form before the Plan Year in which he or she earns the Compensation. A Participant must complete a separate Deferral Election Form with respect to each Plan Year. A new Eligible Employee shall have 30 days from the date the Plan Administrator notifies him or her of his or her eligibility to participate in the Plan to complete a Deferral Election Form. Such an election is effective only with respect to Compensation earned after the Deferral Election Form is effective. The Plan Administrator will notify each Eligible Employee of the applicable election period and deadline for submitting a Deferral Election Form.

7.       COMPANY MATCHING CREDITS

For Plan Years beginning on or after January 1, 2005, the Company shall make Company Matching Credits on behalf of each Grandfathered Participant equal to the following, subject to the limitation in Section 7(d) below:

         (a) A Grandfathered Participant with at least 3 but less than 5 Years of Participation shall be credited with a Company Matching Credit equal to 100% of the Grandfathered Participant's Deferred Amount not to exceed 1% of Compensation.

         (b) A Grandfathered Participant with at least 5 but less than 7 Years of Participation shall be credited with a Company Matching Credit equal to 200% of the Grandfathered Participant's Deferred Amount not to exceed 1% of Compensation.

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         (c)      A Grandfathered Participant with at least 7 Years of
                  Participation shall be credited with a Company Matching Credit equal to:

                  (1) 200% of the Grandfathered Participant's Deferred Amount not to exceed 1% of Compensation, and

                  (2) 100% of the Grandfathered Participant's Deferred Amount to the extent such Deferred Amount exceeds 1% but does not exceed 3% of Compensation.

         (d) Notwithstanding any provision of this Plan to the contrary, no Grandfathered Participant shall be credited with a Company Matching Credit for a Plan Year that exceeds an amount equal to the Code Section 402(g) limit for the applicable Plan Year minus 4% of the Code Section 401(a)(17) compensation limit for the applicable Plan Year.

8.       ADJUSTMENTS TO AMOUNTS

         (a) The Plan Administrator shall credit the balance of the Participant's Deferred Compensation Account with an earnings factor as determined below.

                  (1) With respect to Deferred Amounts, the earnings factor equals the amount the Deferred Amounts would have earned if such amounts had been invested in the investment options the Participant designates on the Deferral Election Form. The Participant is permitted to select the investment option used to determine the earnings factor and may change the selection at any time. The Participant may reallocate Deferred Amounts among the Plan's different investment options at any time in accordance with such procedures as the Plan Administrator may maintain from time to time. The Participant may choose more than one investment option in increments of at least one (1) percent. The Company reserves the right to change or amend any of the investment options at any time.

                  (2) With respect to Employer Contributions and Company Matching Credits, the earnings factor equals the amount the Employer Contributions and Company Matching Credits would have earned if such contributions and credits had been invested in the Pactiv stock equivalent unit account and measured by the performance of the Company's common stock plus any dividends issued on the Company's common stock that shall be deemed to be reinvested in additional shares of common stock (including a portion of a share of common stock where applicable). The Participant may reallocate Employer Contributions and Company Matching Credits among the Plan's different investment options at any time, in increments of at least one (1) percent and in accordance with such procedures as the Plan Administrator may maintain from time to time.

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         (b)      The Company is under no obligation to acquire or provide any of the investments designated by a Participant, and any investments actually made by the Company will be made solely in its name and will remain its property. The crediting of an earnings factor shall occur so long as there is a balance in the Participant's Deferred Compensation Account regardless of whether the Participant has terminated employment.

9.       PAYMENT OF DEFERRED AMOUNTS

         (a) Except where the Participant requests a distribution because of a severe financial hardship as described in Section 9(e) below, a Participant's Deferred Compensation Account shall be distributed, or begin being distributed, to the Participant or the Participant's Beneficiary no earlier than the
                  Participant's:

                  (1)      death,

                  (2)      Disability, or

                  (3)      termination of employment.

         (b) Prior to a Participant's termination of employment, he or she may elect to receive his or her Deferred Compensation Account in a (i) lump sum, or (ii) specific number of approximately equal annual installments over a period not to exceed five years. The Participant shall make such election on a form acceptable to the Company. The Participant may change his or her election each year on a form acceptable to the Company, but his or her election shall be irrevocable for each following year. If the Participant does not elect a form of distribution, the Deferred Compensation Account shall be distributed in a lump sum. The Company shall distribute, or begin distributing, the Deferred Compensation Account, as soon as administratively feasible following the Participant's termination date; provided, however, that if the Participant has elected installments, the Company shall distribute the Deferred Compensation Account to the Participant as soon as administratively feasible following the later of the Participant's termination date and one year after the date the Participant elected the installments.

         (c) If a Participant dies, the Company shall distribute, or begin distributing, the Participant's Deferred Compensation Account to the Participant's Beneficiary no earlier than 90 days after the date the Participant died. During such 90-day period and notwithstanding any prior form of distribution election by the Participant, the Beneficiary may elect to receive the Deferred Compensation Account in a (i) lump sum, or (ii) specific number of approximately equal annual installments over a period not to exceed five years. If the Beneficiary elects a lump sum, the Company shall distribute the Deferred Compensation Account as soon as administratively feasible after such 90-day period. If the Beneficiary elects

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                  installments, the Company shall begin distributing the
                  Deferred Compensation Account as soon as administratively feasible after the one-year anniversary of the date the Beneficiary elected installments. If the Beneficiary does not elect a form of distribution in such 90-day period, the Company shall distribute the Deferred Compensation Account to the Beneficiary in a lump sum as soon as administratively feasible after such 90-day period. If the Participant fails to designate a Beneficiary or if no Beneficiary survives the Participant, the Deferred Compensation Account shall be distributed to the Participant's estate in a lump sum.

         (d) If a Participant becomes Disabled, the Company shall distribute, or begin distributing, the Participant's Deferred Compensation Account no earlier than 30 days after the date the Participant is determined to be Disabled. During such 30-day period, the Participant may elect to receive the Deferred Compensation Account in a (i) lump sum, or (ii) specific number of approximately equal annual installments over a period not to exceed five years. If the Participant elects a lump sum, the Company shall distribute the Deferred Compensation Account as soon as administratively feasible after such 30-day period. If the Participant elects installments, the Company shall begin distributing the Deferred Compensation Account as soon as administratively feasible after the one-year anniversary of the date the Participant elected installments. If the Participant fails to elect a form of distribution within such 30-day period, then the Company shall distribute the Deferred Compensation Account to the Participant as soon as administratively feasible after such 30-day period.

         (e) Anything contained in the Plan to the contrary notwithstanding, if a Participant experiences a severe financial hardship, the Plan Administrator, in its sole discretion and upon written application of such Participant, may direct immediate payment of all or a portion of the then current value of such Participant's Deferred Compensation Account in a lump sum. In no event shall such payment exceed the amount necessary to alleviate the financial hardship. The Plan Administrator shall reduce a Participant's Deferred Compensation Account by the amount paid to the Participant pursuant to this Section 9(e) plus an additional amount equal to 10% of the amount paid to the Participant, which amount the Participant shall forfeit.

10.      PARTICIPANT REPORTS

The Plan Administrator shall provide each Participant a statement, at least quarterly, reflecting the Deferred Amounts and the Company Matching Credits and the income, gains, losses and distributions with respect to such amounts.



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11.      TRANSFERABILITY OF INTERESTS

During the period of deferral, all amounts credited to the Deferred Compensation Account are general assets of the Company for use as it deems necessary and are subject to the claims of its creditors. The rights and interests of a Participant during the period of deferral shall be those of a general, unsecured creditor, except that such Participant's rights and interests may not be reached by the creditors of the Participant or the Participant's beneficiary, or anticipated, assigned, pledged, transferred or otherwise encumbered, except in the event of the death of the Participant, and then only according to the Participant's Beneficiary designation, by will or the laws of descent and distribution.

12.      ADMINISTRATION

The Plan Administrator shall have complete authority over the administration and operation of the Plan. The Plan Administrator shall have the discretion to determine the rights and benefits and all claims, demands and actions arising out of the provisions of the Plan of any Participant, Beneficiary or other person having or claiming to have any interest under the Plan. Benefits under the Plan shall be distributed only if the Plan Administrator decides in its discretion that the Participant, Beneficiary or other person is entitled to them. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have complete discretion to interpret the Plan and to decide all matters under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants, Beneficiaries and any other person. The Plan Administrator shall have the power and duty to adopt such rules, act in accordance with such procedures, appoint such officers or agents, delegate such powers and duties, and follow such claims and appeal procedures with respect to the Plan, as the Plan Administrator may determine or establish.

13.      AMENDMENT, SUSPENSION AND TERMINATION

The Company at any time may amend, suspend or terminate the Plan or any portion thereof in such manner and to such extent as it may deem advisable and in its best interests. No amendment, suspension or termination shall reduce the amount credited to a Participant's Deferred Compensation Account on the effective date of such amendment, suspension or termination. If the Company terminates the Plan, the Committee may, in its sole discretion, distribute a Participant's Deferred Compensation Account either (i) in a lump sum as soon as administratively feasible following the effective date of such termination and notwithstanding any prior form of distribution election by the Participant, or
(ii) in accordance with a Participant's distribution election in effect on the effective date of the termination.

14.      UNFUNDED OBLIGATION

The Plan shall not be funded; no trust, escrow or other provisions shall be established to secure payments due under the Plan; and the Plan shall be regarded as unfunded for purposes of the Employee Retirement Income Security Act of 1974, as amended, and the Code. A Participant shall be a general, unsecured creditor at all times under the Plan, and shall have no rights to any

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specific assets of the Company. All amounts credited to the Deferred
Compensation Accounts are general assets of the Company and payable solely from the general assets of the Company.

15.      NO RIGHT TO EMPLOYMENT OR OTHER BENEFITS

Nothing contained herein shall confer upon any Participant the right to continue in the employ of the Company or affect the right of the Company to discharge a Participant.

16.      DISPUTE RESOLUTION

By participating in the Plan, the Participant agrees that any dispute arising under the Plan shall be resolved by binding arbitration in Lake Forest, Illinois under the rules of the American Arbitration Association and that there will be no remedy besides the disputed deferred compensation amount in issue.

         IN WITNESS WHEREOF, the Company has caused the Plan to be executed on its behalf by its Vice President and Chief Human Resources Officer duly authorized, on this 1st day of September, 2004.



                            PACTIV CORPORATION


                            By: /s/ Henry M. Wells, III
                                -----------------------------------------------
                                Henry M. Wells III
                                Vice President and Chief Human Resources Officer







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